THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

Supplement dated March 8, 2022

to the Currently Effective Prospectus and Statement of Additional Information (SAI)

The Committee of The Prudential Variable Contract Account-2 (VCA 2) met recently and approved seeking approval of the contractholders and participants having voting rights in VCA 2 (collectively, Participants) to restructure VCA 2 as a unit investment trust that invests in an underlying fund, the Fidelity VIP Index 500 Portfolio (the Fidelity Fund).

The restructuring will be completed by the sale of all of the securities of VCA 2 for cash and the purchase of shares of the Fidelity Fund for cash. The restructuring will not have any tax impact on Participants. As investors in group variable annuity contracts, Participants are taxed based on the tax rules applicable to 403(b) retirement plans, which generally permit tax-free accumulation with taxes on withdrawals. Any capital gains from the sale of securities by the VCA 2 are not passed through to the Participants.

A proxy statement providing more information and details about the proposed restructuring will be filed with the Securities and Exchange Commission and sent to Participants later in 2022. If approved by Participants, it is anticipated that the restructuring will be completed in or about September of 2022. Participants are urged to read the proxy statement carefully.